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                                                                   EXHIBIT 10.20



                                FIRST AMENDMENT


     FIRST AMENDMENT, dated as of June 30, 1998, (this "Amendment"), to the Credit Agreement, dated as of February 27, 1997, as amended and restated as of February 10, 1998 (the "Credit Agreement"), among Cooperative Computing, Inc., a Delaware corporation (the "Borrower"), Cooperative Computing Holding Company, Inc., a Texas Corporation ("CCI"), the several banks and other financial institutions parties thereto (the "Lenders") and The Chase Manhattan Bank, as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                                   WITNESSETH


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.


     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.

     1. Amendments to Section 1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by adding to the end of the definition of "Consolidated EBITDA" the following:

     ; provided that in calculating Consolidated EBITDA, the one-time restructuring charge of up to $1.5 million to be taken by the Borrower for its expense alignment project in the third quarter of 1998 shall be disregarded; provided, further, that through the last day of the third full fiscal quarter following the consummation of an acquisition pursuant to Sections 8.9(k) or 8.9(l), the Borrower shall calculate Consolidated EBITDA for purposes of Section 8.1 on a pro forma basis (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of the relevant period).

     2. Amendments to Section 8. (a) Subsection 8.1(a) is hereby amended by deleting (i) from the "Quarter Ending" column of the table "1997 December 31" and (ii) from the "Ratio" column of the table the corresponding ratio requirement of "1.85 to 1.00".



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                                                                              2


     (b) Subsection 8.1(d) is hereby amended by (i) deleting (x) from the "Quarter Ending" column of the table "1997 December 31" and (y) from the "Ratio" column of the table the corresponding ratio requirement of "5.75 to 1.00"; (ii) deleting "5.25 to 1.00" from the "Ratio" column of the table opposite "1998 June 30" and substituting therefor "5.50 to 1.00"; and (iii) deleting "5.00 to 1.00" from the "Ratio" column of the table opposite "1998 September 30" and substituting therefor "5.50 to 1.00".

     (c) Subsection 8.1(c) is hereby amended by (i) deleting (x) from the "Quarter Ending" column of the table "1997 December 31" and (y) from the "Ratio" column of the table the corresponding ratio requirement of "2.25 to 1.00"; (ii) deleting "2.25 to 1.00" from the "Ratio" column of the table opposite "1998 June 30" and substituting therefor "2.40 to 1.00"; and (iii) deleting "2.25 to 1.00" from the "Ratio" column of the table opposite "1998 September 30" and substituting therefor "2.40 to 1.00".

     III. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon being (i) executed by the Borrower, CCI, the Administrative Agent and the Required Lenders and (ii) agreed and consented to by the other Credit Parties, each in accordance with the terms of the Credit Agreement.

     IV. General.

     1. Representations and Warranties. The representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date which representation and warranty shall have been true and correct in all material respects as of such earlier date, and no Default or Event of Default has occurred and is continuing.

     2. Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the Amendment Documents, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     3. No Other Amendments; Confirmation; Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

     4. Affirmation of Guarantees. Each of the Guarantors hereby consents to the execution and delivery of this Amendment and reaffirms its obligations under the Guarantee and Collateral Agreement executed by such Guarantor.

     5. Governing Law; Counterparts; (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


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                                                                               3



          (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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                                                                               4



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                             COOPERATIVE COMPUTING, INC.


                                             By:  /s/ MATTHEW HALE
                                                  -----------------------------
                                               Name:
                                               Title:  CFO



                                             COOPERATIVE COMPUTING HOLDING
                                             COMPANY, INC.,
                                               as a Guarantor


                                             By:  /s/ MATTHEW HALE
                                                  -----------------------------
                                               Name:
                                               Title:  CFO




                                             THE CHASE MANHATTAN BANK,
                                               as Administrative Agent,
                                               a Lender and Issuing Lender


                                             By:  /s/ MITCHELL J. GERVIS
                                                  -----------------------------
                                               Name:
                                               Title:  VP





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                                                                               5






                                             BANK UNITED



                                             By:
                                                  -----------------------------
                                               Name:
                                               Title:






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                                                                               6


                                             BANKBOSTON, N.A.


                                             By:
                                                --------------------------
                                                Name:
                                                Title:





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                                                                               7



                                             COMERICA BANK - CALIFORNIA


                                             By:
                                                --------------------------
                                                Name:
                                                Title:
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                                                                               8




                                             CREDITANSTALT AG


                                             By: /s/ JAMES F. MCCANN
                                                --------------------------
                                                Name:
                                                Title:  VP



                                             By: /s/ PATRICK J. ROUNDS
                                                --------------------------
                                                Name:
                                                Title: VP
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                                                                               9



                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ TIMOTHY M. O'CONNOR
                                           -----------------------------
                                           Name:
                                           Title: VP
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                                                                              10


                                             UNION BANK OF CALIFORNIA, N.A.


                                             By: /s/ ANN M. YASUDA
                                                --------------------------------
                                                Name:
                                                Title: Vice President

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                                                                              11



                                             VAN KAMPEN CLO I, LIMITED


                                             By:  Van Kampen American Capital
                                                  Management, Inc., as
                                                  Collateral Manager


                                             By: /s/ JEFFREY W. MAILLET
                                                --------------------------
                                                Name:
                                                Title:  Senior VP & Director
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                                                                              12



                                             IMPERIAL BANK


                                             By:
                                                --------------------------
                                                Name:
                                                Title:
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                                                                              13


                                     COMMERCIAL LOAN FUNDING TRUST I
                                     By:  Lehman Commercial Paper Inc., not in
                                          its individual capacity but solely
                                          as administrative agent


                                     By: /s/ MICHELE SWANSON
                                        --------------------------
                                        Name:
                                        Title: Authorized Signatory




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                                             ROYALTON COMPANY
                                             By:  Pacific Investment Management
                                              Company, as its investment
                                              adviser


                                             By: /s/ RAYMOND KENNEDY
                                                --------------------------
                                                Name:
                                                Title: SR. VP
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                                                                              15


          The undersigned Credit Parties do hereby consent and agree to the foregoing Amendment.



                                             TRIAD SYSTEMS FINANCIAL
                                             CORPORATION

                                             TRIAD DATA CORPORATION

                                             TRIFARE, INC.

                                             CCI/TRIADGEM, INC.

                                             TRIAD SYSTEMS CORPORATION


                                             By:\s\MATTHEW HALE
                                                --------------------------
                                                Name:
                                                Title:  CFO